UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 3, 2019

Magnolia Oil & Gas Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38083	81-5365682
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Nine Greenway Plaza, Suite 1300

Houston, Texas 77046

(Address of principal executive offices, including zip code)

(713) 842-9050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	MGY	NYSE
Warrants to purchase Class A Common Stock	MGY.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 3, 2019, Magnolia Oil & Gas Corporation (the “Company”) issued a press release announcing that the Registration Statement on Form S-4 (the “Registration Statement”) originally filed by the Company with the Securities and Exchange Commission on June 7, 2019, as amended, was declared effective on July 3, 2019. The Registration Statement registers shares of Class A common stock, par value $0.0001 (“Class A common stock”), of the Company issuable as part of the Company’s previously announced offer to each holder of its publicly traded warrants (the “Public Warrants”) and private warrants (the “Private Warrants,” together with the Public Warrants, the “Warrants)” each entitled to purchase one share of Class A common stock for a purchase price of $11.50 to receive 0.29 shares of Class A common stock in exchange for each Warrant tendered by the holder and exchanged pursuant to the offer (the “Offer”). The Registration Statement also solicits consents from holders of the Warrants to amend the Warrant Agreement dated as of May 4, 2017, by and between Continental Stock Transfer & Trust Company and the Company, which governs all of the Warrants, to permit the Company to require that each outstanding Warrant be converted into 0.261 shares of Class A common stock, which is a ratio 10% less than the ratio applicable to the Offer, which amendment would be adopted with the approval of at least a majority of each of the outstanding Private Warrants and Public Warrants. A copy of the press release is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated July 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNOLIA OIL & GAS CORPORATION

Date: July 3, 2019

	By:	/s/ Timothy D. Yang
	Name:	Timothy D. Yang
	Title:	Executive Vice President, General Counsel and Secretary

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